UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2003

TRAVELERS PROPERTY CASUALTY CORP.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	001-31266	No. 06-1008174

(State or Other Jurisdiction of	(Commission File	(IRS Employer Identification
Incorporation)	Number)	No.)

One Tower Square, Hartford, Connecticut (Address of principal executive offices)	06183 (Zip Code)

Registrant’s telephone number, including area code:     (860) 277-0111

Not Applicable

(Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: SECOND QUARTER FINANCIAL SUPPLEMENT

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits:

               The following exhibits are filed herewith:

Exhibit 99.1	Press Release dated July 17, 2003, reporting results of operations.

Exhibit 99.2	Second Quarter 2003 Financial Supplement

ITEM 9.      REGULATION FD DISCLOSURE

The information set forth below is being filed pursuant to Item 12 of Form 8-K but is being provided under this Item 9 pursuant to SEC interim filing guidance dated March 27, 2003.

On July 17, 2003, Travelers Property Casualty Corp. (the “Company”) issued a press release announcing the results of the Company’s operations for the quarter ended June 30, 2003 and the availability of the Company’s second quarter financial supplement on the Company’s web site. The press release and financial supplement are attached as Exhibits 99.1 and 99.2, respectively, to this Report, are incorporated herein by reference and shall be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELERS PROPERTY CASUALTY CORP.

Date: July 17, 2003		/s/ James M. Michener

By
Name: James M. Michener
Title: General Counsel

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 17, 2003, reporting results of operations.

99.2	Second Quarter 2003 Financial Supplement

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